UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2020

Earth Science Tech , Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-55000	80-0961484
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

8000 NW 31st Street, Unit 19

Doral, FL 33122, USA

(Address of Principal Executive Offices including Zip Code)

(305) 615-2118

(Registrant’s Telephone Number, including Area Code)

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) that provides conditional relief to public companies with respect to their filing requirements as a result of the recent coronavirus (“COVID-19”) outbreak (the “SEC Order”).

Earth Science Tech, Inc.. (the “Company”, “ETST”, “we” or “our”) will be relying on the SEC Order related to the timing of the filing of its Annual Report on Form 10-K for the March 31, 2020 Fiscal Year End (the “FYE”) due to circumstances related to the COVID-19 outbreak.

As a result of COVID-19, ETST has been following the recommendations of health authorities to minimize exposure risk, and limited access to the Company’s facilities resulting in limited support from its staff, and professional advisors who have also taken similar precautions. This has impacted the normal interactions and collaborations among ETST’s accounting, financial reporting personnel and legal counsel involved with the completion of the quarterly review and preparation of the Annual Report.

Although the Company can provide no assurance, ETST does plan to file the Annual Report on or before July 15, 2020, but, in any event, no later than August 13, 2020, which is 45 days from the Annual Report’s original filing deadline of June 29, 2020. If the Quarterly Report is filed by August 13, 2020, the filing will be deemed timely by the SEC.

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report.

A pandemic, epidemic or outbreak of an infectious disease, such as COVID-19, may materially and adversely affect our business and operations, and our ability to complete financial reports to enable us to comply with our reporting obligation under the Exchange Act.

The occurrence of a pandemic, epidemic, or outbreak of an infectious disease including the recent outbreak of respiratory illness caused by a novel coronavirus (COVID-19), and efforts to contain the spread of the such a pandemic, epidemic, or outbreak, which includes social distancing, travel bans and quarantine, could limited access to our facilities, management, support staff and professional advisors. These, in turn, could impact our operations, financial condition, development work and demand for our products and services, and our overall ability to react timely to mitigate the impact of such an event. These factors could substantially hamper our efforts to provide our investors with timely information and comply with our filing obligations with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2020

RECEIVER FOR EARTH SCIENCE TECH, INC.
CASE NO. A-18-784952-C
STRONGBOW ADVISORS, INC.

By:	/s/ Robert Stevens
Robert Stevens
Receiver

Dated: June 29, 2020

EARTH SCIENCE TECH , INC.

By:	/s/ Nickolas S. Tabraue
Nickolas S. Tabraue, under the supervision and direction of Robert Stevens and Strongbow Advisors, Inc., receiver for Earth Science Tech, Inc. Case No. A-18-784952-C CEO, Director, & Chairman